UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

COLONY BANKCORP, INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	001-42397 (Commission File Number)	58-1492391 (IRS. Employer Identification Number)
115 South Grant Street, Fitzgerald, Georgia 31750 (Address of principal executive offices) (Zip Code) (229) 426-6000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section l3(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Merger

Merger. On June 24, 2026, Colony Bankcorp, Inc., a Georgia corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Reliance Bancshares, Inc., a South Carolina corporation (“FSRL”), whereby FSRL will be merged with and into the Company (the “Merger”). Pursuant to and simultaneously with entering into the Merger Agreement, the Company’s wholly-owned subsidiary bank, Colony Bank, and FSRL’s wholly-owned subsidiary bank, First Reliance Bank, entered into a Bank Plan of Merger and Merger Agreement whereby First Reliance Bank will be merged with and into Colony Bank immediately following the merger of FSRL with and into the Company (the “Bank Merger”).

The Merger Agreement has been unanimously approved by the boards of directors of the Company and FSRL. The transaction is expected to close during the fourth quarter of 2026, subject to customary closing conditions discussed below.

Merger Consideration. Pursuant to the Merger Agreement, upon the consummation of the Merger, each outstanding share of FSRL common stock and FSRL preferred stock (collectively, the “FSRL Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) will be converted into the right to receive, at the election of each FSRL shareholder, either (i) $19.75 in cash (the “Per Share Cash Consideration”), or (ii) 0.94 of a share of the Company’s common stock (the “Per Share Stock Consideration”), subject to customary proration and allocation procedures such that approximately 20% of FSRL Stock will be converted to the Per Share Cash Consideration and the remaining 80% of FSRL Stock will be converted to the Per Share Stock Consideration.

Immediately prior to, but continent upon, the Effective Time, each then-outstanding restricted stock unit (other than certain restricted stock units identified as “Rollover RSUs”) that was granted under a FSRL stock plan will fully vest and be cancelled and converted into the right to receive, as elected by the holder and subject to allocation procedures and applicable tax withholdings, either the Per Share Cash Consideration or the Per Share Stock Consideration. Each Rollover RSU will be assumed by CBAN and converted into a restricted stock unit with respect to shares of CBAN Common Stock (a “CBAN RSU”), with the number of CBAN RSUs determined based on the exchange ratio and subject to substantially the same terms and conditions, including vesting conditions.

Each restricted share of FSRL Common Stock will become fully vested and will receive, as elected by the holder and subject to allocation procedures and applicable tax withholdings, either the Per Share Cash Consideration or the Per Share Stock Consideration.

Immediately prior to, but contingent upon, the Effective Time, each option to purchase shares of FSRL common stock (“FSRL Option”), whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (i) the total number of shares of common stock of FSRL subject to such FSRL Option times (ii) the excess, if any, of the Per Share Cash Consideration over the exercise price per share of common stock of FSRL under such FSRL Option, less applicable taxes required to be withheld with respect to such payment, with no payment made with respect to any FSRL Option that has an exercise price per share equal to or greater than the Per Share Cash Consideration.

Each outstanding share of the Company’s common stock will remain outstanding and will be unaffected by the Merger.

Representations and Warranties. The Merger Agreement contains usual and customary representations and warranties that the Company and FSRL made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and FSRL and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating certain terms. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between the Company and FSRL rather than establishing matters of fact.

Covenants; No Solicitation. Each party also has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger. Additionally, FSRL has agreed, subject to certain exceptions, not to (i) initiate, solicit, induce or knowingly encourage or take any action or facilitate any alternative acquisition transaction; (ii) participate in discussions or negotiations regarding, or furnish any non-public information relating to, any alternative acquisition transaction; or (iii) withdraw or modify, in a manner adverse to the Company, the recommendation of the FSRL board of directors that FSRL’s shareholders approve the Merger Agreement and the Merger. In the event that FSRL receives a proposal with respect to an alternative acquisition transaction that the FSRL board of directors determines is superior to the Merger, the Company will have an opportunity to match the terms of such proposal, subject to certain requirements.

Conditions to Closing. Consummation of the Merger is subject to various customary conditions, including (i) approval of the Merger Agreement and the Merger by shareholders of FSRL and approval of the issuance of common stock of the Company by shareholders of the Company; (ii) the receipt of certain regulatory approvals; (iii) the receipt of certain governmental approvals; (iv) no injunctions or other legal restraints preventing the consummation of the Merger; (v) the U.S. Securities and Exchange Commission (“SEC”) having declared effective the Company’s registration statement covering the issuance of shares of the Company’s common stock in the Merger; (vi) the receipt by each party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; (vii) the Company’s receipt of a Certification of Non-USRPHC status from FSRL; , (viii) the accuracy of representations and warranties of the parties and compliance by the parties with their respective covenants and obligations under the Merger Agreement (subject to customary materiality qualifiers); (ix) dissenting shares representing less than 7.5% of the outstanding shares of FSRL stock; and (x) the absence of a material adverse effect with respect to the either the Company or FSRL.

Termination. The Merger Agreement may be terminated in certain circumstances, including: (i) by mutual written agreement of the parties, (ii) by either party if any regulatory approval required for consummation of the transactions contemplated by the Merger Agreement has been denied by final non-appealable action by the relevant governmental authority or an application for such approval has been permanently withdrawn at the request of a governmental authority, (iii) by either party if the approval of the shareholders of either party is not obtained, (iv) by either party in the event of a material breach by the other party of any representation, warranty or covenant contained in the Merger Agreement and such breach is not cured within thirty days, (v) by either party if the Merger is not consummated on or before March 24, 2027 subject to automatic extension to April 23, 2027 if the only outstanding closing condition is the receipt of regulatory approvals, (vi) by the Company if FSRL’s board of directors breaches its obligation not to solicit any alternative acquisition transaction, changes its recommendation with respect to the Merger in accordance with the terms of the Merger Agreement, or breaches its obligation to call the FSRL shareholder meeting to vote on the Merger, (vii) by FSRL if the Company breaches its obligation to call the Company shareholder meeting to vote on the issuance of the Company’s common stock in connection with the merger, (viii) by FSRL in order to enter into an agreement relating to a superior proposal; (ix) by FSRL if the average of the daily closing prices for the Company’s common stock for the twenty (20) consecutive trading days ending on the fifth trading day immediately preceding closing both (A) is less than $16.86, and (B) underperforms a specified index of financial institution stocks during comparable periods by more than 20%; provided, however, that in the event that FSRL provides notice of its intent to terminate the Merger Agreement as provided in this section (ix), the Company may, but is not obligated, increase the consideration through an adjustment to the exchange ratio to an amount equal to a minimum amount necessary to avoid the satisfaction of the conditions in (A) and (B).

Termination Fee. FSRL will pay the Company a termination fee equal to $6,600,000 in the event (i) the Merger Agreement is terminated by the Company because FSRL’s board of directors breaches its obligation not to solicit any alternative acquisition transaction, changes its recommendation with respect to the Merger in accordance with the terms of the Merger Agreement, or breaches its obligation to call the FSRL shareholder meeting to vote on the Merger, (ii) FSRL terminates the Merger Agreement in order to accept a superior proposal, or (iii) the Merger Agreement is terminated (A) by either the Company or FSRL because the required FSRL shareholder approval is not obtained or (B) by the Company because of FSRL’s material breach of representations, warranties or covenants, and, in each case, FSRL enters into an agreement for or completes an acquisition transaction within 12 months of the termination of the Merger Agreement if any acquisition proposal was received after the date of the Merger Agreement and prior to its termination.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, its affiliates and their respective businesses, and the information regarding the Merger Agreement, the Merger and FSRL that will be contained in, or incorporated by reference into, the registration statement on Form S-4 of the Company that will include a joint proxy statement of FSRL and the Company and a prospectus of the Company and that will be filed with the SEC.

Voting Agreements

In connection with entering into the Merger Agreement, the directors and executive officers of both the Company and FSRL have entered into voting agreements (the “Voting Agreements”), pursuant to which each such director and executive officer of FSRL and the Company agreed to vote his or her shares of FSRL Stock and the Company common stock, as applicable, (i) in favor of approval of the Merger Agreement and the consummation of the transactions contemplated therein, (ii) in favor of any adjournment of the applicable shareholder meeting if there are insufficient votes to approve the transaction or, for the Company, to approve the issuance of its common stock, (iii) against any action that would materially breach the merger agreement or delay or impede the transactions contemplated thereby, and (iv) for FSRL, against any acquisition proposal. The Voting Agreements generally prohibit the sale or transfer of the shares held by each such director or executive officer until the earlier of (i) termination of the Merger Agreement or (ii) receipt of the requisite approval of the shareholders. The Voting Agreements terminate upon the earlier of (i) the consummation of the Merger, (ii) the amendment of the Merger Agreement in any manner that materially and adversely affects any rights of the shareholder, (iii) the termination of the Merger Agreement or (iv) three years from the date of the Voting Agreements.

The foregoing summary of the Voting Agreements is qualified in its entirety by reference to the complete text of such documents, the forms of which are included as Exhibit A and Exhibit B, respectively, to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Director Non-Compete Agreements

In connection with entering into the Merger Agreement, each of the directors of FSRL and First Reliance Bank will enter into a Non-Competition and Non-Disclosure Agreement with the Company, which contains provisions related to the non-disclosure of confidential information and trade secrets, non-solicitation of customers with whom such directors had material contact, non-competition within a restricted territory and non-recruitment of employees.

The foregoing summary of the Non-Competition and Non-Disclosure Agreement is qualified in its entirety by reference to the complete text of such document, a form of which is included as Exhibit D to the Merger Agreement, filed as Exhibit 2.1 attached hereto and which is incorporated herein by reference.

Item 8.01 Other Events

On June 24, 2026, the Company and FSRL issued a joint press release announcing the entry into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Company is also providing supplemental information relating to the Merger in the investor presentation attached hereto as Exhibit 99.2 and questions and answers for Company and FSRL team members used on June 24, 2026 as Exhibit 99.3.

Cautionary Statements Regarding Forward-Looking Information

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on the Company's capital ratios. Forward-looking statements represent management's beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (4) the risk of successful integration of FSRL’s business into the Company, (5) the failure to obtain the necessary approvals by the shareholders of FSRL or the Company, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability of the parties to obtain required governmental approvals of the Merger on expected terms or in a timely manner, or at all, (8) reputational risk and the reaction of each of the companies' customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing of the Merger, (10) the risk that the integration of FSRL’s operations into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by the Company's issuance of additional shares of its common stock in the Merger transaction, (13) the successful integration of the recently completed acquisition of TC Bancshares, Inc., and (14) general competitive, economic, political and market conditions.

These factors are not necessarily all of the factors that could cause the Company’s, FSRL’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the Company’s, FSRL’s, or the combined company’s results.

The Company and FSRL urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by the Company and / or FSRL. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this Current Report or made by the Company or FSRL in any report, filing, document or information incorporated by reference in this Current Report, speaks only as of the date on which it is made. The Company and FSRL undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. The Company and FSRL believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, the Company and FSRL caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, the Company and FSRL caution you not to place undue reliance on the forward-looking statements contained in this Current Report or incorporated by reference herein.

If the Company or FSRL update one or more forward-looking statements, no inference should be drawn that the Company or FSRL will make additional updates with respect to those or other forward-looking statements, unless required by law. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the cautionary language included under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company's Annual Reports on Form 10-K for the year ended December 31, 2025, and other documents subsequently filed by the Company with the SEC.

Additional Information About the Merger and Where to Find It

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger, the Company will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of FSRL and the Company and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FSRL AND THE PROPOSED MERGER. The joint proxy statement/prospectus will be sent to the shareholders of FSRL seeking the required shareholder approval. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related joint proxy statement/prospectus, when filed, as well as other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by the Company will also be available free of charge by directing a written request to Colony Bankcorp, Inc., 115 South Grant Street, Fitzgerald, Georgia 31750, Attn: Derek Shelnutt and on the Company’s website, www.colony.bank, under Investor Relations. The Company’s telephone number is (229) 426-6000.

Participants in the Transaction

The Company, FSRL and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FSRL and the Company in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about the Company and its directors and officers may be found in the definitive proxy statement of the Company relating to its 2026 Annual Meeting of Shareholders filed with the SEC on April 16, 2026. The definitive proxy statement can be obtained free of charge from the sources described above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 24, 2026, by and between Colony Bankcorp, Inc. and First Reliance Bancshares, Inc.*

99.1	Joint Press Release of Colony Bankcorp, Inc. and First Reliance Bancshares, Inc., dated June 24, 2026

99.2	Investor Presentation dated June 24, 2026

99.3	A Team Member’s Guide to the Colony Bank Partnership dated June 24, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: June 24, 2026	By:	/s/ T. Heath Fountain
T. Heath Fountain
Chief Executive Officer